SUPPLEMENT DATED MARCH 1, 2004 TO THE
               FIRST INVESTORS MID-CAP OPPORTUNITY FUND PROSPECTUS
                             DATED JANUARY 31, 2004


     The third paragraph under the heading "Who manages the Mid-Cap Opportunity Fund?" on page 11 is deleted and replaced with the following:

     Steven S. Hill serves as the other Co-Portfolio Manager of the Mid-Cap Opportunity Fund. Mr. Hill joined FIMCO in 2002 as an equity analyst. Prior to joining FIMCO, Mr. Hill was employed by UBS Warburg, LLC (1999-2001) where he was a Director in their healthcare group and worked primarily on mergers and acquisitions. Prior to that, Mr. Hill was an investment banker for HSBC Securities (USA) Inc. (1996-1999).


MCS0304